SCHEDULE OF INVESTMENT IN MARKETABLE SECURITIES (Details) - USD ($)	Sep. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
Investment In Marketable Securities
Cost of investment	$ 89,001	$ 577,035	$ 66,484
Dividend income from Greenpro Capital Corp.		18,939	160,062
Unrealized holding (loss) gain	(64,284)	(505,231)	350,137
Exchange rate effect	(447)	(1,742)	352
Investment in marketable securities	$ 24,270	$ 89,001	$ 577,035